SUPPLEMENT DATED NOVEMBER 13, 2008
TO THE
STATEMENT of ADDITIONAL INFORMATION ("SAI") of
THE INTEGRITY FUNDS
Dated November 10, 2008

Please note the following important information with regard to Integrity High Income Fund (the "Fund"), a series of The Integrity Funds. The changes described below do not apply to any other series of The Integrity Funds.

I.	Change in a non-fundamental restriction

At a meeting held on October 29, 2008, the Board discussed and approved a change in a non-fundamental restriction of the Fund. The existing non-fundamental restriction allowed the Fund to purchase 144A securities with registration rights. Effective November 13, 2008, the Fund will also be allowed to purchase 144A securities without registration rights.

As a result of the change described above, the SAI will be revised with respect to the Fund as follows:
A.	In the SAI under the Caption "Investment Policies" starting on page B-1
Effective November 13, 2008, the information will be updated to reflect the following:
INVESTMENT POLICIES

The following investment policies are not fundamental and may be changed by the Board of Trustees without the approval of the shareholders of the WB/MNAS Fund and High Income Fund. As non-fundamental policies, the WB/MNAS Fund and High Income Fund:

1.

will not invest in securities that are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act") or which are not readily marketable, except for master demand notes, other securities payable upon demand, repurchase agreements, and instruments evidencing loans of securities. Such securities may, however, become a part of a Fund's assets through a merger, exchange, or recapitalization involving securities already held in a Fund, and the High Income Fund may invest in Rule 144A restricted securities with or without registration rights;

If you have questions or need assistance, please contact your registered representative or financial advisor directly or call the Fund's Shareholder Services Department at (800) 601-5593.